UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date  of  Report  (Date  of earliest event reported):  October 1, 2006

                             Aventura Holdings, Inc.
                             -----------------------
              (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------
                 (State or Other Jurisdiction of Incorporation)

        814-00703                                         65-024624
(Commission  File Number)                   (IRS Employer Identification Number)

            2650 Biscayne Boulevard, 1st Floor, Miami, Florida 33137
            --------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (305)-937-2000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to  Rule 14a-12 under the Exchange Act (17 CFR
    240.14-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act  (17CFR  240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01     Entry  into  a  Material  Definitive  Agreement

On May 16, 2006, Aventura Holdings, Inc., a Florida corporation (the "Company") entered into several agreements with Horvath Holdings, LLC ("Horvath"), a Michigan limited liability Company, which owns and operates automobile dealerships and finance companies concentrating in the sub-prime lending market. These agreements included among other documents, a Class A Common Stock Purchase Warrant ("Warrant"). All of such material agreements (including, but not limited to, the Warrant and the Securities Purchase Agreement referenced below) were filed as Exhibits to a Form 8-K filed by the Company on May 22, 2006.

On May 16, 2006, the Company acquired 30% of the equity of Horvath's wholly owned subsidiary Ohio Funding Group, Inc. ("Ohio Funding"), with an agreed value of $100,000 in exchange for the issuance of 200,000,000 shares of the Company's common stock pursuant to the terms of a Securities Purchase Agreement entered into by and among the Company, Horvath, Ohio Funding and Melissa Apple as Trustee for the Maria Lopez Irrevocable Trust UTD March 29, 2004 (the "Trust").

On October 1, 2006, Horvath partially exercised the Warrant by assigning an additional 30% of the equity of Ohio Funding with an agreed value of $100,000 in exchange for the issuance of 200,000,000 shares of the Company's common stock. The material agreements related to this partial exercise of the Warrant are included as Exhibits to this Form 8-K. In connection with this partial exercise of the Warrant, Horvath was granted one additional Board seat designation right (in addition to the single Board seat designation right granted to Horvath in the original May 16, 2006 transaction). As of the date hereof, Horvath has not appointed any directors pursuant to its Board seat designation rights.

Item  2.01     Completion  of  Acquisition  or  Disposition  of  Assets

On October 1, 2006, pursuant to a partial exercise of the Warrant by Horvath described in Item 1.01 above, the Company acquired an additional 30% of the equity of Ohio Funding with an agreed value of $100,000. Following this transaction, the Company obtained a controlling position in Ohio Funding by virtue of its total 60% ownership of Ohio Funding's common stock.

Horvath is a related party due to its stock ownership in the Company, the Board seat designation rights it has been granted, the ability to acquire control of the Company through a full exercise of the Warrant and the proxy rights it has been granted by the Trust, the Company's current majority shareholder. These various rights are described in the Form 8-K filed on May 22, 2006 and the Exhibits thereto. The Company and Horvath determined the $100,000 agreed value for the Ohio Funding shares by multiplying the 2005 net earnings of Ohio Funding by a factor of 4 and then multiplying the product by the 30% equity ownership being acquired by the Company. The Board of Directors of the Company believes that such consideration is fair and is not more favorable to Horvath than a value that could be negotiated with a third party in an "arm's length" transaction.

Item  9.01      Financial  Statements  and  Exhibits.

Item  601  of  Reg.  S-K

Exhibit  Number                 Description  of  Exhibit
---------------                 ------------------------
     10.1               Securities  Purchase  Agreement
     10.2               Replacement  Class A Common Stock Purchase Warrant No. 1

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AVENTURA HOLDINGS, INC.
                                  (Registrant)

Dated:  October  2,  2006               By:  /s/  Craig  A.  Waltzer
                                             -----------------------
                                             Craig  A.  Waltzer
                                             President